Filed pursuant to Rule 497(e)
File Nos. 333-221764 and 811-23312

Intech S&P Large Cap Diversified Alpha ETF (LGDX)

Intech S&P Small-Mid Cap Diversified Alpha ETF (SMDX)

Each listed on NYSE Arca, Inc.

July 29, 2025

Supplement to the

Prospectus,

dated February 26, 2025

Effective immediately, in the section of the Prospectus titled “Performance of Similarly Managed Accounts,” the second footnote to the table titled “Annualized Total Returns for the Periods Ended December 31, 2024” is amended and restated to read as follows, and is applied to both benchmark indices reflected in the table:

The investment strategy for the accounts in the Composite (and the SMID Fund) is applied relative to the investment universe represented by the S&P 1000® Index, which combines the S&P MidCap 400® Index and the S&P SmallCap 600® Index.  Performance for the S&P 1500® Index is also presented to satisfy the SEC’s requirement for a broad-based securities market index.

Please retain this Supplement for future reference.